Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FINAL VERSION 2/8/15

CONFIDENTIAL

ADDENDUM TO

TECHNOLOGY LICENSE AGREEMENT

by and between

AF CHEMICALS LLC

and

LANTERN PHARMA, INC.

FINAL VERSION 2/8/15

CONFIDENTIAL

ADDENDUM TO TECHNOLOGY LICENSE AGREEMENT

This Addendum is attached to and forms part of the Technology License Agreement by and between Lantern Pharmaceuticals Inc., a Texas corporation (hereinafter referred to as “LANTERN”) having principal offices at 4287 Beltline Rd., Suite #270, Addison, TX 75001 and AF Chemicals, LLC, a Californian Limited Liability Company having principal offices at 5545 Coral Reef, La Jolla, CA 92037 (hereinafter referred to as “AFC”) as of February 8, 2016 (the “EFFECTIVE DATE”) (hereinafter the “LANTERN AFC ADDENDUM”). LANTERN and AFC are sometimes each individually referred to hereinafter as a “Party” and collectively referred to hereinafter as the “Parties”. To the extent that any of the terms or conditions contained in this LANTERN AFC ADDENDUM may contradict or conflict with any of the terms or conditions of the Technology License Agreement dated January 15, 2015, it is expressly understood and agreed that the terms of this LANTERN AFC ADDENDUM shall take precedence and supersede the Technology License Agreement.

Recitals

WHEREAS, LANTERN has negotiated a license to the TARGETED COMPOUNDS, the COMPOUND and the PRODUCT;

Whereas AFC has rights to the TARGETED COMPOUNDS, the COMPOUND and the PRODUCT;

WHEREAS, LANTERN desires to acquire right, title and interest in and to the LICENSED TECHNOLOGY, the COMPOUND and the PRODUCT in the FIELD OF USE;

LANTERN and AFC have previously entered into the Technology License Agreement (effective January 15, 2015) (hereinafter the “AGREEMENT”), attached hereto as Exhibit D.

LANTERN and AFC now agree to this LANTERN AFC ADDENDUM to the AGREEMENT.

Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this LANTERN AFC ADDENDUM, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS

In this LANTERN AFC ADDENDUM, sections that are numbered using the same section number as employed in the AGREEMENT replace the corresponding section in the AGREEMENT. Sections in the AGREEMENT in which no corresponding numbered section is present in the LANTERN AFC ADDENDUM remain unchanged but shall be read in light of the LANTERN AFC ADDENDUM as a whole. Subsections in the AGREEMENT in which no corresponding numbered section is present in the LANTERN AFC ADDENDUM remain unchanged but shall be read in light of the LANTERN AFC ADDENDUM as a whole. As used in this LANTERN AFC ADDENDUM, capitalized terms, whether used in the singular or plural form, shall have the meanings set forth in the AGREEMENT, except that the following initially capitalized terms, whether used in the singular or plural form, shall have the meanings set forth in this ARTICLE 1.

1.3 “LICENSED TECHNOLOGY” shall mean any inventions disclosing the TARGETED COMPOUNDS excluding the COMPOUND and/or the PRODUCT.

1.13 “COMPOUND” shall mean the IROFULVEN composition and/or any pharmaceutically-active formulations of IROFULVEN in one or more patents listed in Exhibit A, (ii) together with rights in technical information recorded in the form of drawings, plans, specification, diagrams, trade secrets as defined by the Uniform Trade Secrets Act and other data relating to the manufacture, design and improvement of the IROFULVEN composition, but excluding IROFULVEN when bound directly or via a linker to all of the foregoing conjugates: an antibody, antibody fragment, peptide, growth factor, receptor proteins, receptor binding entity, lipids, liposomal particles, nanoparticles, PEG carriers, steroids, proteins, toxins, or another drug conjugate (hereinafter “Conjugates”). For clarity COMPOUND does not include all of the foregoing: illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analog bound directly or via a linker to a Conjugate, or acylfulvene analog bound directly or via a linker to a Conjugate.

1.14 “IROFULVEN” means (i) irofulven or 6-hydroxymethylacylfulvene (also known as HMAF or MGI-114 or IUPAC name, (6’R)-6’-hydroxy-3’-(hydroxymethyl)-2’,4’,6’-trimethylspiro[cyclopropane-1,5’-inden]-7’(6’H)-one or (5‘R)-5’-hydroxy-1’-(hydroxymethyl)-2’,5’,7’-trimethylspiro[cyclopropane-1,6’-indene]-4’-one) (CAS No. 158440-71-2 and/or CAS 187277-46-9) (FDA UNII 6B799IH05A http://fdasis.nlm.nih.gov/srs/ProxyServlet?mergeData=true&objectHandle=DBMaint&APPLICATION_NAME=fdasrs&actionHandle=default&nextPage=jsp/srs/ResultScreen.jsp&TXTSUPE RLISTID=6B799IH05A), an alkylating DNA damage repair inhibitor, having molecular formula C15H18O3, and/or (ii) any salt, free acid, free base, clathrate, solvate, hydrate, hemihydrate, anhydride, chelate, conformer, congener, crystal form, crystal habit, polymorph, amorphous solid, homolog, isomer, stereoisomer, enantiomer, racemate, prodrug, isotopic or radiolabeled equivalent, complex or mixture of any of the foregoing with respect to IROFULVEN that has the same mechanism of action as IROFULVEN. For clarity, IROFULVEN includes the active pharmaceutical ingredient known as irofulven, together with any salt, free acid, free base, clathrate, solvate, hydrate, hemihydrate, anhydride, chelate, conformer, congener, crystal form, crystal habit, polymorph, amorphous solid, homolog, isomer, stereoisomer, enantiomer, racemate, prodrug, isotopic or radiolabeled equivalent, complex or mixture thereof. For the purposes of the AGREEMENT and this LANTERN AFC ADDENDUM, IROFULVEN does not include IROFULVEN analogs, illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analog bound directly or via a linker to a Conjugate, acylfulvene analog bound directly or via a linker to a Conjugate, IROFULVEN bound directly or via a linker to a Conjugate or Irofulven analog bound directly or via a linker to a Conjugate.

1.15 “PRODUCT” means any and all pharmaceutical preparations in finished form that contains the COMPOUND, alone or in combination with any other active pharmaceutical ingredient(s) or therapeutically or prophylactically active ingredient(s), in any formulation and any dosage strength suitable for administration to humans.

1.16 “ANNUAL LICENSING FEE’ is a fee due annually to be paid by LANTERN to AFC on January 15th as specified in Exhibit B and Exhibit C.

1.17 “KNOW-HOW” means all tangible and intangible: (a) information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, skill, experience, data, results (including pharmacological, toxicological and clinical test data and results, chemical structures, sequences, processes, formulae, techniques, research data, reports, standard operating procedures and batch records), analytical and quality control data, analytical methods (including applicable reference standards), full batch documentation, packaging records, release, stability, storage and shelf-life data, and manufacturing process information, results or descriptions, software and algorithms; and/or (b) compositions of matter, cells, cell lines, assays, animal models and any other physical, biological or chemical material, each to the extent owned or otherwise controlled (which, for purposes of this LANTERN AFC ADDENDUM, includes the ability to license) by AFC and related to the COMPOUND, including physical embodiments of the COMPOUND or PRODUCT. As used in this LANTERN AFC ADDENDUM, “clinical test data” shall include all information related to clinical or non-clinical testing, including patient report forms, investigators’ reports, biostatistical, pharmaco-economic and other related analyses, regulatory filings and communications, and the like.

1.18 “LICENSED INTELLECTUAL PROPERTY” means the Licensed Know-How and the Licensed Patents.

1.19 “LICENSED KNOW-HOW” means all Know-How controlled by AFC or its Affiliates as of the Effective Date or at any time during the Term that is (a) necessary or useful for the research, Development, Manufacture and/or Commercialization of any COMPOUND or PRODUCT, or (b) incorporated or otherwise used in (including in the Manufacture of) any COMPOUND or PRODUCT.

1.20 “LICENSED PATENTS” means all Patents controlled by AFC or its Affiliates as of the January 15, 2015 or thereafter during the Term that claim the composition of matter of, or use, manufacture, distribution, sale or formulation of, any COMPOUND, including the patents and patent applications listed on Exhibit A.

2. LICENCE

2.3 Upon the terms and conditions set forth herein, AFC hereby grants to LANTERN an exclusive non-transferable and non-assignable license, under the Licensed Intellectual Property, to make, use, sell, import, offer to sell and Commercialize the COMPOUND and/or the PRODUCT solely in the FIELD OF USE in the LICENSED TERRITORY during the TERM, which grant shall include grants to make, use and sub-license , (subject to Section 2.4) the COMPOUND and/or the PRODUCT solely in the FIELD OF USE in the LICENSED TERRITORY during the TERM.

2.4       The REVENUE payable under either Exhibit B or Exhibit F to AFC will be increased [***]       fold in the event of any challenge including an action in District Court or a proceeding before the Patent Trial and Appeal Board or the United States Patent and Trademark Office by LANTERN and/or a SUB-LICENSEE as to the validity of (i) any patent application or patent issuing from the COMPOUND and/or the PRODUCT, or (ii) any patent application filed on or before the date of the challenge to the validity, relating to an AFC ADC INVENTION, or (iii) any patent issuing on or before the date of the challenge to the validity, relating to an AFC ADC INVENTION.

2.5 Lantern expressly designates that OV shall make payments directly to AFC as provided in Exhibit F and Section 4.

2.6 AFC acknowledges that OV is a third party beneficiary of the AGREEMENT as per this LANTERN AFC ADDENDUM and as such that OV’s rights and licenses to the COMPOUND and/or the PRODUCT shall not be restricted, impaired or diminished.

4. REVENUE

4.1 LANTERN agrees to pay to AFC the REVENUE received for the LICENSED TECHNOLOGY during the TERM of the AGREEMENT including the ANNUAL LICENSING FEE for the LICENSED TECHNOLOGY as prescribed in Exhibit C for the year 2016 and thereafter for the TERM of the AGREEMENT.

4.2 LANTERN acknowledges that Oncology Venture APS (hereinafter “OV”), (Company Registration no. 34 62 35 62) a Danish corporation having its principal offices at Venlighedesvej 1, 2970 Hørsholm, Denmark is a third party beneficiary of the AGREEMENT as per this LANTERN AFC ADDENDUM and as such that OV’s rights and licenses to the COMPOUND and/or the PRODUCT shall not be restricted, impaired or diminished by this Agreement.

4.3 As consideration for AFC entering into a Stand-by License Agreement with OV (hereinafter the “AFC OV Stand-by License Agreement”), attached hereto as Exhibit E and for entering into this LANTERN AFC ADDENDUM, LANTERN agrees that OV shall make direct payments to AFC for the COMPOUND and/or the PRODUCTS as outlined in Exhibit F during the TERM of the AGREEMENT.

4.4 LANTERN agrees to pay directly to AFC the ANNUAL LICENSING FEE for the LICENSED TECHNOLOGY and COMPOUND and PRODUCTS as prescribed in Exhibit B and Exhibit C for the year 2017 and thereafter for the TERM of the AGREEMENT.

4.5 LANTERN agrees to pay to AFC any REVENUE for which OV was contracted to pay AFC for the COMPOUND and/or the PRODUCTS under Section 4.2 for the LICENSED TECHNOLOGY as outlined in Exhibit F during the TERM of this AGREEMENT, for which OV has for any reason not paid AFC.

4.6 LANTERN acknowledges and agrees that in the event that the payment of money, this AGREEMENT, or the grant of collateral should for any reason subsequently be declared to be “fraudulent” or “preferential” within the meaning of any state, federal, or foreign law relating to fraudulent transfers, fraudulent conveyances, preferences, or otherwise voidable or recoverable, in whole or in part, for any reason, under the United States Bankruptcy Code or any other federal, foreign, or state law (collectively referred to herein as “Voidable Transfer”), and AFC is required to pay or restore any such Voidable Transfer, or any portion thereof, then as to that which is repaid or restored pursuant to any such Voidable Transfer (including all costs, expenses, and attorneys’ fees of AFC related thereto, including, without limitation, relief from stay, objection to claims, or similar proceedings, including, but not limited to, those arising under the United States Bankruptcy Code), the liability of LANTERN shall automatically be revived, reinstated, and restored to the extent hereof, and shall exist as though such Voidable Transfer had never been made to AFC,

4.7 Nothing set forth in this Agreement is an admission that such Voidable Transfer has occurred. LANTERN expressly acknowledges that AFC may rely upon the advice of counsel, and if so advised by counsel, may, in the exercise of their sole opinion and judgment, settle, without defending any action to void any alleged Voidable Transfer, and that upon such settlement, LANTERN shall again be liable for any deficiency resulting from such settlement as provided in this AGREEMENT.

4.8 As between AFC and LANTERN, LANTERN agrees to compensate AFC in full for all costs of storage and digitization of data required for AFC to fulfill the requirements of Section 2.3 relating to Licensed Intellectual Property. For clarity this includes the costs of access and digitization of the LP Data Package.

4.9 AFC confirms that it has reviewed the terms of the LANTERN-OV ADDENDUM dated February 8, 2016 and that LANTERN is authorized by AFC to grant the license to the LP Technology (as defined in the Lantern Pharma-OV License Agreement dated February 8, 2016) pursuant to the terms set forth therein.

4.10 LANTERN authorizes OV to make direct payments to AFC as outlined in Exhibit F, solely to the extent that OV is responsible to make the specified payments thereon to LANTERN under the Drug License and Development Agreement by and between LP and OV, dated as of May 23, 2015, as amended from time to time. LANTERN acknowledges and agrees that such direct payments to AFC (or any designee) shall reduce, dollar-for-dollar, the amounts which OV owes to LANTERN with respect to each such payment obligation specified in Exhibit F:

1) $[***] in connection with OV’s obligation to pay a signing fee ($[***]) to Lantern (based on the [***]% royalty).

2) $[***] in connection with Lantern’s commitment of a $[***] license fee for Irofulven in 2016.

3) $[***] in connection with Lantern’s commitment of a $[***] license

4) $[***] in connection with Lantern’s ongoing commitment to pay the legal fees of AFC in negotiating (i) the AFC OV Stand-by License Agreement; (ii) Proprietary Information Agreement; (iii) addendum to Lantern Pharma-OV License Agreement; (iv) this AFC LANTERN ADDENDUM; and (v) Material Transfer Agreement.

5) $[***] in connection with Lantern’s ongoing commitment to pay the costs and fees of AFC supplying access to the LP Data Package this amount is to cover the January 25-26 inspection of the LP Data Package.

5. TERM AND TERMINATION

5.2 Failure of LANTERN to distribute REVENUE owed AFC within ninety (90) days of receipt of same or any failure to initiate or complete payments as specified in either Section 8.2 or Section 8.3 shall be a material breach of this AGREEMENT.

5.7 Failure of OV to distribute REVENUE to AFC in an amount in excess of five thousand dollars ($5,000) within ninety (90) days of said REVENUE being payable to LANTERN shall be a material breach of this AGREEMENT.

8. ASSIGNMENTS

8.2 A transfer or assignment of the LICENSED TECHNOLOGY license as outlined in Section 2.1 to a third party (hereinafter the ‘Acquirer’) shall require that the Acquirer make a Transfer Payment to AFC. The Transfer Payment will be [***] dollars ($ [***] ) where the Transfer Payment will be spread out over 5 years as follows: [***] dollars ($[***]) will be due within 30 days of the transfer or assignment of rights, with the residual due in four (4) equal installments of [***] dollars ($[***]) at yearly intervals on the anniversary of the transfer or assignment of rights. The Acquirer will be responsible for making the [***] dollars ($[***]) payment. The Acquirer remains responsible for all other payments outlined in Exhibit C (milestone and royalty payments) from the date of the transfer or assignment of rights.

8.3 Any event that results in a Change in Control of LANTERN to a third party irrespective of whether the third party is a person, an entity, a group of persons or entities (hereinafter the ‘Purchaser’) shall require that the Purchaser make a payment of [***] dollars ($[***]) to AFC as a result of the Change of Control. Payments will be spread out over 5 years as follows: [***] dollars ($[***]) will be due within 30 days of the Change of Control, with the residual due in four (4) equal installments (each up to [***] dollars ($[***]) at yearly intervals on the anniversary of the Change of Control. The Purchaser will be responsible for making the [***] dollars ($[***]) payment. OV will continue to be responsible for all other payments outlined in Exhibit B (milestone and royalty payments) after the date of the Change of Control as outlined in Sections 2.5 and 4.6. The Purchaser remains responsible for the payments outlined in Exhibit C (milestone and royalty payments) from the date of the change of control.

9. MISCELANEOUS

9.2 This AGREEMENT including the Exhibits thereto, and this LANTERN AFC ADDENDUM , including the Exhibits hereto set forth the entire understanding and obligation of the Parties with respect to the subject matter of the AGREEMENT and supersedes any and all prior or contemporaneous negotiations, representations, understandings and agreements, whether written or oral between the Parties. No amendment or modification of this AGREEMENT shall be valid or binding unless made in writing and signed on behalf of each of the Parties. Any amendment of the AGREEMENT and/or this LANTERN AFC ADDENDUM that restricts, impairs or diminishes OV’s rights and licenses to the COMPOUND and/or the PRODUCT is expressly prohibited.

20. INTELLECTUAL PROPERTY.

20.4 It is recognized and understood that AFC patents including the patents listed in Exhibit A relating to the COMPOUND and the PRODUCT are the separate property of AFC and the ownership of the AFC patents is only affected as explicitly recited in this AGREEMENT.

20.5 AFC shall have exclusive ownership rights to all inventions, discoveries, improvements, and modifications, as well as all methods, processes, Know-How and/or trade secrets arising from or conceived or reduced to practice during and as part of the research, development, formulation, marketing and sale of the all of the following: illudin bound directly or via a linker to a Conjugate, or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analog bound directly or via a linker to a Conjugate, acylfulvene analog bound directly or via a linker to a Conjugate, IROFULVEN bound directly or via a linker to a Conjugate or Irofulven analog bound directly or via a linker to a Conjugate (“AFC ADC INVENTIONS”) and regardless of whether generated by an AFC employee alone, a LANTERN employee alone, a SUB-LICENSEE employee alone, an AFC employee and a LANTERN employee jointly, an AFC employee and a SUB-LICENSEE employee jointly, a LANTERN employee and a SUB-LICENSEE employee jointly or any of the above combinations with others.

20.6 AFC shall be entitled to shop rights to any license or other technology acquired by LANTERN relevant to the COMPOUND and/or the PRODUCT.

Signature Page to Follow

FINAL VERSION 2/8/15

CONFIDENTIAL

In Witness Whereof, the Parties have executed this LANTERN AFC ADDENDUM in duplicate originals by the following signatures of their duly authorized officers as of the Effective Date.

AF Chemicals LLC		Lantern Pharma, Inc.

By:		By:
	Michael J. Kelner, M.D.		Arun Asaithambi
	Managing Member		Chief Executive Officer
Date:		Date:	02-10-2016

EXHIBITS

Exhibit D TECHNOLOGY LICENSE AGREEMENT signed January 15, 2015

Exhibit A List of Licensed U.S. Patentsn

Exhibit B Term Sheet for Lantern Pharmaceuticals - Irofulven

Exhibit C Term Sheet for Lantern Pharmaceuticals - Analogs

Exhibit E AFC OV Stand-by License Agreement signed February 8, 2016

Exhibit F Schedule of Payments

Exhibit D

Technology License Agreement

By and between LANTERN PHARMA, INC.

and

AF CHEMICALS, LLC

January 15, 2015

[to be appended pre-execution]

Exhibit E

AFC OV Stand-by License Agreement

By and between AF CHEMICALS, LLC

and

ONCOLOGY VENTURE, APS

Dated February 8, 2016

[to be appended pre-execution]

FINAL VERSION 2/8/15

CONFIDENTIAL

Exhibit F

SCHEDULE OF PAYMENTS

The following is a list of ONCOLOGY VENTURE, APS (OV) payments to be made directly and in preference to AF Chemicals LLC (AFC) on behalf of Lantern Pharma, Inc. (LP) at the time of the applicable payment to LP under the relevant sections of the Drug License and Development Agreement by and between LP and OV, dated as of May 23, 2015, as amended February 8, 2016 and as further amended from time to time, as enumerated below:

1) $[***] prior to any payment by OV to Lantern upon treatment of the first patient in a Phase 3 Clinical Trial of a Product under 6.2(a) ($[***] payment plus an additional $ [***] payment - portion of the $[***]).

2) $[***] prior to any payment by OV to Lantern upon first Filing of Regulatory Approval in the U.S. of a Product under 6.2(c) ($[***] payment plus an additional $ [***] payment - portion of the $[***]).

3) $[***] prior to any payment by OV to Lantern upon Regulatory Approval in the U.S. of a Product under 6.2(e) ($ [***] plus an additional $ [***] payment to AFC - portion of the $[***]).

4) $[***] prior to any payment by OV to Lantern for the first Filing of Regulatory Approval in the EU under 6.2(b) ( [***] payment plus an additional $ [***] payment - portion of the $[***]).

5) $[***]prior to any payment by OV to Lantern for Regulatory Approval in the EU of a Product under 6.2(d) ($ [***] (for Germany, France, UK) plus [***] payment plus an additional payment of $ [***] - portion of the $[***]).

6) $[***] prior to any payment by OV to Lantern for the conclusion of a First Program Acquirer Agreement under Section 6.2(g) ([***] % of the $[***] payment).

Note that LP remains responsible for the 2017 and subsequent yearly licensing payments for Irofulven and Irofulven Analogs